UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2009

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848

(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)
80 Park Plaza, P.O. Box 1171
Newark, New Jersey 07101-1171

(Address of principal executive offices) (Zip Code)
973-430-7000

(Registrant’s telephone number, including area code)
http://www.pseg.com

PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Exact name of registrant as specified in its charter)
New Jersey	001-00973	22-1212800

(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)
80 Park Plaza, P.O. Box 570
Newark, New Jersey 07101-0570

(Address of principal executive offices) (Zip Code)
973-430-7000

(Registrant’s telephone number, including area code)
http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

PSEG and PSE&G

On February 17, 2009, the Boards of Directors of Public Service Enterprise Group Incorporated (PSEG) and Public Service Electric and Gas Company (PSE&G) authorized their respective companies to enter into individual advancement-of-expenses agreements with their respective directors. The forms of advancement-of-expenses agreements are furnished as Exhibits 10.1 and 10.2 to this Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

PSEG

On February 17, 2009, PSEG elected David Lilley to its Board of Directors, effective February 27, 2009. Mr. Lilley has not been appointed to any committees at this time. The Board of Directors is expected to designate committee assignments for Mr. Lilley following the annual meeting of shareholders, scheduled for April 21, 2009.

Until his retirement in December 2008, Mr. Lilley was Chairman of the Board, President and Chief Executive Officer of Cytec Industries Inc. of West Patterson, New Jersey. He was with Cytec since 1997 and became Chief Operating Officer in 1997, Chief Executive Officer in 1998 and Chairman in 1999.

A copy of the Press Release dated February 19, 2009 announcing Mr. Lilley’s election is furnished as Exhibit 99 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1	Form of Advancement-of-Expenses Agreement for PSEG.
Exhibit 10.2	Form of Advancement-of-Expenses Agreement for PSE&G.
Exhibit 99	Press Release dated February 19, 2009 announcing Mr. Lilley’s appointment to the Board of Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Registrant)

	By:	/s/ Derek M. DiRisio

Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)

Date: February 19, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ELECTRIC AND GAS COMPANY

(Registrant)

	By:	/s/ Derek M. DiRisio

Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)

Date: February 19, 2009